                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                             ----------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 15, 2000
                                        -----------------




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


         Virginia                              0-25762                  54-1719855
-----------------------------             ----------------           ----------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.          OTHER EVENTS
                 ------------
                 The October 2000 monthly Certificateholder's Statements to investors were distributed November 15, 2000.


ITEM 7 (c).      EXHIBITS
                 --------

                 The following are filed as exhibits to this Report under Exhibit 20:

                 1.  October Performance Summary
                 2.  Series 1996-1 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 3.  Series 1996-2 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 4.  Series 1996-3 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 5.  Series 1997-1 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 6.  Series 1997-2 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 7.  Series 1998-1 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 8.  Series 1998-3 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 9.  Series 1998-4 Class A and Class B Certificateholder's Statements
                      for the month of October 2000.
                 10. Series 1999-1 Class A and Class B Certificateholder's Statements
                      for the month of October 2000
                 11. Series 1999-2 Class A and Class B Certificateholder's Statements
                      for the month of October 2000
                 12. Series 1999-3 Class A and Class B Certificateholder's Statements
                      for the month of October 2000
                 13. Series 2000-1 Class A and Class B Certificateholder's Statements
                      for the month of October 2000
                 14. Series 2000-2 Class A and Class B Certificateholder's Statements
                      for the month of October 2000
                 15. Series 2000-3 Class A and Class B Certificateholder's Statements
                      for the month of October 2000
                 16. Series 2000-4 Class A and Class B Certificateholder's Statements
                      for the month of October 2000
                 17. Trust Excess Spread Analysis

                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.
                                        CAPITAL ONE MASTER TRUST

                                        By:  CAPITAL ONE BANK
                                             Servicer


                                        By:   /s/ David M. Willey
                                             ------------------------------
                                             David M. Willey
                                             Senior Vice President of Corporate
                                             Financial Management
Date:  November 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                           --------------------------




                                    EXHIBITS

                                       TO

                                    FORM 8-K








                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             ------------
    1             October Performance Summary                                07

    2             Series 1996-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          09

    3             Series 1996-2 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          11

    4             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          13

    5             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          15

    6             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          17

    7             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          20

    8             Series 1998-3 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          22

    9             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          25

    10            Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          28

    11            Series 1999-2 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          31

    12            Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          33

    13            Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          35

    14            Series 2000-2 Class A and Class B Certificate-


                  holder's Statements for the month of October 2000          37

    15            Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          39

    16            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of October 2000          41

    17            Trust Excess Spread Analysis                               43

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : SEPTEMBER 2000
Beginning of the Month Principal Receivables :                                                                   13,969,149,029.46
                                                                                                                -------------------
Beginning of the Month Finance Charge Receivables :                                                                 431,645,311.75
                                                                                                                -------------------
Beginning of the Month Discounted Receivables :                                                                               0.00
                                                                                                                -------------------
Beginning of the Month Total Receivables :                                                                       14,400,794,341.21
                                                                                                                -------------------

Removed Principal Receivables :                                                                                               0.00
                                                                                                                -------------------
Removed Finance Charge Receivables :                                                                                          0.00
                                                                                                                -------------------
Removed Total Receivables :                                                                                                   0.00
                                                                                                                -------------------

Additional Principal Receivables :                                                                                  488,365,785.19
                                                                                                                -------------------
Additional Finance Charge Receivables :                                                                              26,839,550.93
                                                                                                                -------------------
Additional Total Receivables :                                                                                      515,205,336.12
                                                                                                                -------------------

Discounted Receivables Generated this Period                                                                                  0.00
                                                                                                                -------------------

End of the Month Principal Receivables :                                                                         13,926,790,876.93
                                                                                                                -------------------
End of the Month Finance Charge Receivables :                                                                       421,721,881.06
                                                                                                                -------------------
End of the Month Discounted Receivables :                                                                                     0.00
                                                                                                                -------------------
End of the Month Total Receivables :                                                                             14,348,512,757.99
                                                                                                                -------------------

Excess Funding Account Balance                                                                                                0.00
                                                                                                                -------------------
Adjusted Invested Amount of all Master Trust Series                                                              11,552,976,677.68
                                                                                                                -------------------

End of the Month Seller Percentage                                                                                          17.04%
                                                                                                                -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : SEPTEMBER 2000                                                              ACCOUNTS                 RECEIVABLES
                                                                                             --------                 -----------

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                                202,108.00             203,664,942.19
                                                                                     -------------------        -------------------
      60 - 89 Days Delinquent                                                                113,127.00             123,786,285.61
                                                                                     -------------------        -------------------
      90 + Days Delinquent                                                                   200,034.00             234,238,051.27
                                                                                     -------------------        -------------------

      Total 30 + Days Delinquent                                                             515,269.00             561,689,279.07
                                                                                     -------------------        -------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                             3.91%
                                                                                                                -------------------

Defaulted Accounts During the Month                                                           59,736.00              47,316,175.27
                                                                                     -------------------        -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                         4.06%
                                                                                                                -------------------


CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : SEPTEMBER 2000                                                       COLLECTIONS                     PERCENTAGES
                                                                                      -----------                     -----------

Total Collections and Gross Payment Rate                                               2,443,008,413.81                      16.96%
                                                                                     -------------------        -------------------

Collections of Principal Receivables and Principal Payment Rate                        2,170,711,796.56                      15.54%
                                                                                     -------------------        -------------------

      Prior Month Billed Finance Charge and Fees                                         209,692,576.90
                                                                                     -------------------
      Amortized AMF Income                                                                19,968,987.33
                                                                                     -------------------
      Interchange Collected                                                               28,421,568.33
                                                                                     -------------------
      Recoveries of Charged Off Accounts                                                  17,471,706.93
                                                                                     -------------------
      Collections of Discounted Receivables                                                        0.00
                                                                                     -------------------

Collections of Finance Charge Receivables and Annualized Yield                           275,554,839.49                     23.67%
                                                                                     -------------------        ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : SEPTEMBER 2000

Beginning Unamortized AMF Balance                                                                                    93,757,841.22
                                                                                                                ------------------
+     AMF Slug for Added Accounts                                                         20,179,786.33
                                                                                     -------------------
+     AMF Collections                                                                     16,710,765.09
                                                                                     -------------------
-     Amortized AMF Income                                                                19,968,987.33
                                                                                     -------------------
Ending Unamortized AMF Balance                                                                                      110,679,405.31
                                                                                                                ------------------



                                                     /s/ Tom Feil
                                                     -------------------------
                                                     Tom Feil
                                                     Director of Securitization